EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of DND Technologies, Inc. of our Independent Auditors' Report dated March 18, 2003 appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, filed on April 15, 2003.


                                              /s/ Farber & Hass, LLP
                                              ----------------------
                                              Farber & Hass, LLP
                                              Oxnard, California
                                              August 19, 2003